Amendment No. 1 (the “Amendment No.1”), effective August 8, 2012, to the Registration Rights Agreement dated as November 30, 2009 (the “Registration Rights Agreement”) by and among Charter Communications, Inc., a Delaware corporation (the “Company”), and the parties thereto and any parties identified on the signature page of any joinder agreements executed and delivered pursuant to Section 11 thereof (each, including the Investors, a “Holder” and, collectively, the “Holders”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Registration Rights Agreement.

Whereas, the Company and the signatories hereto wish to amend the Registration Rights Agreement as set forth below;
Whereas, the Registration Rights Agreement may be amended with the consent of the Company and Holders of at least a majority of the Registrable Securities then outstanding to such amendment, action or omission to act;
NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each of the Holders signatory hereto hereby agree as follows:
The Registration Rights Agreement shall be amended as follows:

(i)	The following shall be added at the end Section 2 of the Registration Rights Agreement:

“(j)    Notwithstanding anything contained herein, in the event a Shelf Takedown is an underwritten transaction not involving (i) any “road show” or a (ii) lock-up agreement of more than 45 days to which the Company is a party, and which is commonly known as a “block trade” (a “Block Trade”), (1) the requesting Holder shall (i) give at least four business days prior notice in writing of such transaction to (A) the Company; and (B) any holder of Registrable Securities that is a party to this Agreement and (x) holds more than 5% of the New Common Stock if able to be identified through public filings or (y) is identified by the Company as an Affiliate of the Company; and (ii) with respect to any Block Trade priced after August 10th, 2012, identify the potential underwriter(s) in such notice with contact information for such underwriter(s) and (2) the Company shall cooperate with such requesting Holder or Holders to the extent it is reasonably able and shall not be required to give notice thereof to other Holders of Registrable Securities or permit their participation therein unless reasonably practicable. Any Block Trade shall be for at least $10 million in expected gross proceeds. The Company shall not be required to effectuate more than three Block Trades in any 90 day period.”

(ii)	Section 4(b) of the Registration Rights Agreement shall be amended and restated as follows:

“(b) The Company. In connection with any Shelf Takedown that is underwritten, the Company shall not effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities (except pursuant to registrations on Form S-8 or Form S-4 under the Securities Act), during (i) the seven (7) days prior to (except in the case of a Block Trade) and (ii) the 90-day period (45-day period in the case of a Block Trade); provided that the Company shall not be restricted from effecting any sale or distribution for more than 90 days in any 180 day period beginning on the date of pricing of such Shelf Takedown unless a shorter time is agreed to by the managing underwriter or underwriters of such Shelf Takedown. Section 2(d) and Section 2(e)(i) shall not apply with respect to Block Trades.”
This Amendment shall otherwise be governed by the Registration Rights Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 as of the date first written above.

CHARTER COMMUNICATIONS, INC.
By: /s/ Richard R. Dykhouse
Its: Senior Vice President, General Counsel
and Corporate Secretary

AP CHARTER HOLDINGS (SUB II), LLC
By: /s/ Darren Glatt
Name: Darren Glatt
Title: Vice President

RED BIRD, L.P.
By: Red Bird GP, Ltd.,
its General Partner
By: Apollo SVF Management, L.P.,
its Director
By: Apollo SVF Management GP, LLC,
its General Partner

By: /s/ Laurie Medley
Name: Laurie Medley
Title: Vice President

GREEN BIRD, L.P.
By: Green Bird GP, Ltd.,
its General Partner
By: Apollo Value Management, L.P.,
its Director
By: Apollo Value Management GP, LLC,
its General Partner

By: /s/ Laurie Medley
Name: Laurie Medley
Title: Vice President

APOLLO SPECIAL OPPORTUNITIES MANAGED ACCOUNT, L.P.
By: Apollo SOMA Advisors, L.P.,
its General Partner
By: Apollo SOMA Capital Management, LLC
its General Partner

By: /s/ Laurie Medley
Name: Laurie Medley
Title: Vice President

OAKTREE OPPORTUNITIES INVESTMENTS, L.P.
By: Oaktree Fund GP, LLC
its General Partner
By: Oaktree Fund GP I, L.P.
its Managing Member

By: /s/ Richard Ting
Name: Richard Ting
Title: Authorized Signatory

By: /s/ Lisa Arakaki
Name: Lisa Arakaki
Title: Authorized Signatory

ENCORE, LLC

By: /s/ Barry S. Volpert
Name: Barry S. Volpert
Title: Chief Executive Officer

ENCORE II, LLC

By: /s/ Barry S. Volpert
Name: Barry S. Volpert
Title: Chief Executive Officer